EXHIBIT 32.2

P&F INDUSTRIES, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of P&F Industries, Inc. (the “Company”) for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Joseph A. Molino, Jr., Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH A. MOLINO, JR.
Joseph A. Molino, Jr.
Date November 14, 2011	Principal Financial Officer